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                                                                 EXHIBIT 10.3(h)


                               SIXTH AMENDMENT TO
                               THE TAMBRANDS INC.
                             1991 STOCK OPTION PLAN
                             ----------------------


     WHEREAS, TAMBRANDS INC. (the "Company") adopted the 1991 Stock Option Plan (the "Plan"); and

     WHEREAS, pursuant to Section 11 of the Plan, the Compensation Committee of the Board of Directors has the authority to amend the Plan;

     NOW, THEREFORE, the Plan is amended as follows, effective February 1, 1994:

     1. The last sentences of Section 7(a) and Section 7(b) are deleted in their entirety and a new sentence is inserted in lieu of each such sentence, to read as follows:

          All such Options shall remain exercisable (i) in the case of any
                                                     -
          Options granted on or after February 1, 1994 for the lesser of (x)
                                                                          -
          five (5) years (or such shorter period of time that the Committee shall specify at the time of grant) after the termination of the Participant's employment and (y) the remainder of their term or (ii)
                                        -                                  --
          in the case of any Options not described in clause (i), for the remainder of their term.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of the 1st day of February, 1994.


                                    TAMBRANDS INC.



                                    By:/s/HELEN G. GOODMAN
                                       ---------------------------
                                          Senior Vice President -
                                    Title:Human Resources
                                          ------------------------
WITNESS:


/s/KEVIN J. PARADISE
- -------------------------
      Vice President -
Title:Human Resources
      -------------------